UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2016

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 Toledo Way
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

November 2016 Financing

On November 23, 2016, Ener-Core, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which it intends to issue to 15 accredited investors (each, an “Investor”) unregistered convertible senior secured promissory notes in principal amount of approximately $3.6 million (the “Convertible Senior Notes”) and five-year warrants (each, a “Warrant”) to purchase an aggregate of 1,423,200 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at an exercise price of $3.00 per share (the “Warrant Shares”), with aggregate net proceeds to the Company after an original issue discount and Placement Agent (as defined below) fee of approximately $3.0 million (the “November 2016 Financing”). The Company expects that the initial closing of the November 2016 Financing will occur on November 29, 2016 (the “Initial Closing Date”). Under the terms of the Purchase Agreement, the Company may issue up to an additional $900,000 in principal amount of Convertible Senior Notes and related Warrants, on the same terms as the Investors who purchased Convertible Senior Notes and Warrants on the Initial Closing Date, at a subsequent closing to occur on or prior to December 12, 2016.

In connection with the November 2016 Financing, the Company will pay a fee of $250,000 to the placement agent for the transaction (the "Placement Agent").

Securities Purchase Agreement

Pursuant to the terms of the Purchase Agreement, the Company agreed to sell and issue the Convertible Senior Notes and Warrants (collectively, the “Securities”) to the Investors with each Convertible Senior Note to be issued at a 10% original issue discount and with associated Warrants to purchase 400 shares of Common Stock for each $1,000 of principal amount of Convertible Senior Notes purchased by such Investor. The Purchase Agreement contains representations, warranties and covenants of the Investors and the Company that are typical for transactions of this type. The Company agreed to use the proceeds from the sale of the Securities for working capital and general corporate purposes. The Company also agreed to secure the listing of its Common Stock on a national securities exchange by no later than December 31, 2017.

Convertible Senior Secured Notes

The Convertible Senior Notes will bear no ordinary interest, as the principal amount of the Convertible Senior Notes will include an original issue discount. Upon an Event of Default (as defined in the Convertible Senior Notes), however, the Notes will bear interest at a rate of 10% per annum. The Notes will mature on December 31, 2018. The Convertible Senior Notes will rank pari passu with the outstanding convertible senior secured promissory notes of the Company issued in April and May 2015, and rank senior to the convertible unsecured promissory notes of the Company issued in September 2016 (the “Convertible Junior Notes”), as more fully set forth in the Subordination and Intercreditor Agreement, as amended to date (as described below). The Convertible Senior Notes will be convertible at the option of the holder into Common Stock at an exercise price of $2.50 (as subject to adjustment therein) and will automatically convert into shares of Common Stock on the fifth trading day immediately following the issuance date of the Convertible Senior Notes on which (i) the Weighted Average Price (as defined in the Convertible Senior Notes) of the Common Stock for each trading day during a twenty trading day period equals or exceeds $5.00 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction) and no Equity Conditions Failure (as defined in the Convertible Senior Notes) has occurred. The Convertible Senior Notes will also contain a blocker provision that prevents the Company from effecting a conversion in the event that the holder, together with certain affiliated parties, would beneficially own in excess of either 4.99% or 9.99%, with such threshold to be determined by the holder prior to issuance, of the shares of Common Stock outstanding immediately after giving effect to such conversion.

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Upon an Event of Default and delivery to the holder of the Convertible Senior Note of notice thereof, such holder may require the Company to redeem all or any portion of its Convertible Senior Note at a price equal to 115% of the Conversion Amount (as defined in the Convertible Senior Notes) being redeemed. Additionally, upon a Change of Control (as defined in the Convertible Senior Notes) and delivery to the holder of the Convertible Senior Note of notice thereof, such holder may also require the Company to redeem all or any portion of its Convertible Senior Note at a price equal to 115% of the Conversion Amount being redeemed. Further, at any time from and after January 1, 2018 and provided that the Company has not received either (i) initial deposits for at least eight 2 MW Power Oxidizer units or (ii) firm purchase orders totaling not less than $3,500,000 and initial payment collections of at least $1,600,000, in each case during the period commencing on the issuance date of the Convertible Senior Notes and ending on December 31, 2017, the holder of the Convertible Senior Note may require the Company to redeem all or any portion of its Convertible Senior Note at a price equal to 100% of the Conversion Amount being redeemed.

At any time after the issuance date of the Convertible Senior Notes, the Company may redeem all or any portion of the then outstanding principal and accrued and unpaid interest with respect to such principal, at 100% of such aggregate amount; provided, however, that the aggregate Conversion Amount to be redeemed pursuant to all Convertible Senior Notes must be at least $500,000, or such lesser amount as is then outstanding. The portion of the Convertible Senior Note(s) to be redeemed shall be redeemed at a price equal to the greater of (i) 110% of the Conversion Amount of the Convertible Senior Note being redeems and (ii) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (I) the greatest Weighted Average Price (as defined in the Convertible Senior Notes) of the shares of Common Stock during the period beginning on the date immediately preceding the date of the notice of such redemption by the Company and ending on the date on which the redemption by the Company occurs by (II) the lowest Conversion Price (as defined in the Convertible Senior Notes) in effect during such period.

The Convertible Senior Notes will contain a provision that prevents the Company from entering into or becoming party to a Fundamental Transaction (as defined in the Convertible Senior Notes) unless the Company’s successor entity assumes all of the Company’s obligations under the Convertible Secured Notes and the related transaction documents (the “Transaction Documents”) pursuant to written agreements in form and substance satisfactory to at least a certain number of holders of the Convertible Senior Notes.

In connection with the execution of the Purchase Agreement and forthcoming issuance of the Convertible Senior Notes, Ener-Core Power, Inc., the Company’s wholly-owned subsidiary (the “Subsidiary”), entered into a Guaranty, pursuant to which the Subsidiary has agreed to guarantee all of the obligations of the Company under the Purchase Agreement, the Convertible Senior Notes and the Transaction Documents.

Warrants

Each Warrant will be exercisable immediately in exchange for cash. In addition, unless all of the Warrant Shares that are subject to an exercise notice with respect to any Warrant are registered for resale pursuant to an effective registration statement and are issuable without any restrictive legend, such Warrant may also be exercised by way of a cashless exercise. The Warrants will also provide that the exercise price of each Warrant will be adjusted upon the occurrence of certain events such as stock dividends, stock splits and other similar events. The Warrants will include a blocker provision that prevents the Company from effecting any exercise in the event that the holder, together with certain affiliated parties, would beneficially own in excess of either 4.99% or 9.99%, with such threshold to be determined by the holder prior to issuance, of the shares of Common Stock outstanding immediately after giving effect to such exercise.

The Warrants will contain a provision that prevents the Company from entering into or becoming party to a Fundamental Transaction (as defined in the Warrants) unless the Company’s successor entity assumes all of the Company’s obligations under the Warrants and the related transaction documents pursuant to written agreements in form and substance satisfactory to at least a certain number of holders of the Warrants.

The Securities to be issued to the Investors and the underlying shares of Common Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and will be sold and issued in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder (“Regulation D”). The shares of Common Stock issuable to Investors upon conversion of the Convertible Senior Notes (the “Conversion Shares”) and the Warrant Shares issuable to Investors upon exercise of the Warrants were not registered under the Securities Act, or the securities laws of any state, and were offered in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D and may be sold upon exercise pursuant to an available exemption, including Section 4(a)(2) and Section 3(a)(9) of the Securities Act. Each Investor was an accredited investor (as defined in Rule 501 of Regulation D under the Securities Act) at the time of the November 2016 Financing.

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Registration Rights Agreement

In connection with the November 2016 Financing, the Company entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”) pursuant to which the Company will be required to file one or more registration statements with the Securities and Exchange Commission to register for resale by the Investors the Shares and Warrant Shares and use its best efforts to maintain the effectiveness of such registration statement(s). The Company will be required to file the first such registration statement promptly following the Initial Closing Date, but in no event later than the date that is forty-five (45) days after the Initial Closing Date. The Company is required to have the registration statement mandated by the Registration Rights Agreement declared effective by specified deadlines contained in the Registration Rights Agreement.

If the Company fails to register the required number of securities, including the Conversion Shares and Warrant Shares, pursuant to the terms of the Registration Rights Agreement, or is unable to maintain a registration statement pursuant to the terms thereof, the Company is obligated to pay to each holder of securities registrable under such Registration Rights Agreement a cash amount equal to two percent of the aggregate purchase price of such Investor’s registrable securities, in the manner and subject to the conditions set forth in such Registration Rights Agreement.

First Amendment to Subordination and Intercreditor Agreement (September 2016)

On November 23, 2016, the Company entered into a First Amendment to Subordination and Intercreditor Agreement, dated as of November 2, 2015, (the “First Amendment to November Subordination Agreement”) which amends that certain Subordination and Intercreditor Agreement, dated as of November 2, 2015 (the “November Subordination Agreement”), to provide that the Convertible Senior Notes issued pursuant to the Purchase Agreement, as well as the convertible senior notes (the “2015 Notes”) issued pursuant to that certain securities purchase agreement dated as of April 22, 2015 (the “April 2015 SPA”) and that certain securities purchase agreement dated as of May 7, 2015 (the “May 2015 SPA”), as amended and restated to date, will rank pari passu as “Senior Note Debt” (as defined in the November Subordination Agreement).

First Amendment to Subordination and Intercreditor Agreement (November 2015)

On November 23, 2016, the Company entered into a First Amendment to Subordination and Intercreditor Agreement, dated as of September 1, 2016 (the “First Amendment to September Subordination Agreement”), which amends that certain Subordination and Intercreditor Agreement, dated as of September 1, 2016 (the “September Subordination Agreement”), to provide that the Convertible Senior Notes issued pursuant to the Purchase Agreement, as well as the 2015 Notes issued pursuant to the April 2015 SPA and May 2015 SPA, as amended and restated to date, will rank pari passu as “Senior Note Debt” (as defined in the September Subordination Agreement).

Second Amendment to Pledge and Security Agreement

On November 23, 2016, the Company entered into a Second Amendment to Pledge and Security Agreement dated as of April 23, 2015 (the “Security Amendment Agreement”), which amends that certain Pledge and Security Agreement dated as of April 23, 2015 (the “Security Agreement”), to provide for the grant by the Company and the Subsidiary (collectively, the “Grantors”), to the Investors of a security interest in all personal property (subject to certain exceptions specified therein) of the Grantors to secure all of the Company’s obligations to such Investors, such that the Investors and the holders of the 2015 Notes will each have a first priority perfected security interest in all of the current and future assets of the Company and direct and indirect subsidiaries of the Company, except for the Excluded Assets (as defined in the Security Agreement)

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Amendment Agreements

On November 23, 2016, the Company and certain investors holding 2015 Notes executed amendment agreements (the “Amendment Agreements”) to amend and restate the 2015 Notes in order to (i) provide that the 2015 Notes will rank pari passu with the Convertible Senior Notes and (ii) adjust the terms of such 2015 Notes, including without limitation the initial conversion price per share, to conform to the Convertible Secured Notes. Additionally, the Amendment Agreements provide that the exercise price of certain warrants held by the investors holding 2015 Notes will be adjusted to $3.00 per share. The Amendment Agreements are binding upon all of the issued 2015 Notes pursuant to the terms thereof.

First Amendments to Securities Purchase Agreement (September 2016)

On November 23, 2016, the Company and certain investors holding Convertible Junior Notes executed First Amendments (the “November Amendments”) to the Securities Purchase Agreement dated September 1, 2016 (the “September 2016 SPA”) to (i) extend the deadline for the Company to commence trading on a Qualified Eligible Market (as defined in the September 2016 SPA) to no later than December 31, 2017; and (ii) reduce the exercise price of certain warrants held by the investors holding Convertible Junior Notes to $3.00 per share.

First Amendments to Convertible Junior Notes

On November 23, 2016, the Company and certain investors holding Convertible Junior Notes executed First Amendments (the “Convertible Junior Notes Amendments”) to such Convertible Junior Notes to reduce the initial conversion price per share of such Convertible Junior Notes to $2.50 and adjust certain definitions. The Convertible Junior Notes Amendments are binding upon all of the issued Convertible Junior Notes pursuant to the terms thereof.

The forms of Securities Purchase Agreement, Registration Rights Agreement, First Amendment to September Subordination Agreement, First Amendment to November Subordination Agreement, Security Amendment Agreement and November Amendments are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The forms of Convertible Senior Note, Warrant, Amendment Agreement and Convertible Junior Note Amendments are attached as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are also incorporated herein by reference. The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 3.02	Unregistered Sales of Equity Securities.

As more fully described in Item 1.01 above, which disclosure regarding the Convertible Senior Notes and Warrants is incorporated by reference herein, on November 23, 2016, the Company agreed to issue the Convertible Senior Notes and the Warrants to the Investors pursuant to the Purchase Agreement. The issuance of the Convertible Senior Notes, and upon conversion of the Notes in accordance with their terms, the issuance of the shares of Common Stock upon such conversion will be, and the issuance of the Warrants, and upon exercise of the Warrants in accordance with their terms, the issuance and sale of the Warrant Shares will be, exempt from registration pursuant to an exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, based on representations of the Investors, which included, in pertinent part, that each recipient is an “accredited investor” as that term is defined in Rule 501 of Regulation D, who is acquiring such Convertible Senior Note and Warrant for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that such the investor understands that the Convertible Senior Note and Warrant may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 8.01	Other Events.

On November 25, 2016, the Company issued a press release regarding the November 2016 Financing, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Convertible Senior Secured Promissory Note
4.2	Form of Warrant
4.3	Form of Amendment Agreement, dated November 23, 2016
4.4	Form of First Amendment to Convertible Unsecured Promissory Notes issued in September 2015, effective as of November 23, 2016
10.1	Form of Securities Purchase Agreement, dated November 23, 2016, by and among Ener-Core, Inc. and certain investors set forth therein, including the form of Guaranty of Ener-Core Power, Inc.
10.2	Form of Registration Rights Agreement, dated November 2, 2016, by and among Ener-Core, Inc. and certain investors set forth therein
10.3	Form of First Amendment to Subordination and Intercreditor Agreement, dated September 1, 2016, by and among Ener-Core, Inc., Ener-Core Power, Inc., Longboard Capital Advisors LLC, Anthony Tang and Empery Tax Efficient, LP, effective as of November 23, 2016
10.4	Form of First Amendment to Subordination and Intercreditor Agreement, November 2, 2015, by and among Ener-Core, Inc., Anthony Tang and Empery Tax Efficient, LP, effective as of November 23, 2016
10.5	Form of Second Amendment to Pledge and Security Agreement, dated April 23, 2015, by and among Ener-Core, Inc., Ener-Core Power, Inc. and Empery Tax Efficient, LP, effective as of November 23, 2016
10.6	Form of First Amendment to Securities Purchase Agreement, dated September 1, 2016, by and among Ener-Core, Inc. and certain investors set forth therein, effective as of November 23, 2016
99.1	Press Release dated November 25, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: November 25, 2016	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Convertible Senior Secured Promissory Note
4.2	Form of Warrant
4.3	Form of Amendment Agreement, dated November 23, 2016
4.4	Form of First Amendment to Convertible Unsecured Promissory Notes issued in September 2015, effective as of November 23, 2016
10.1	Form of Securities Purchase Agreement, dated November 23, 2016, by and among Ener-Core, Inc. and certain investors set forth therein, including the form of Guaranty of Ener-Core Power, Inc.
10.2	Form of Registration Rights Agreement, dated November 2, 2016, by and among Ener-Core, Inc. and certain investors set forth therein
10.3	Form of First Amendment to Subordination and Intercreditor Agreement, dated September 1, 2016, by and among Ener-Core, Inc., Ener-Core Power, Inc., Longboard Capital Advisors LLC, Anthony Tang and Empery Tax Efficient, LP, effective as of November 23, 2016
10.4	Form of First Amendment to Subordination and Intercreditor Agreement, November 2, 2015, by and among Ener-Core, Inc., Anthony Tang and Empery Tax Efficient, LP, effective as of November 23, 2016
10.5	Form of Second Amendment to Pledge and Security Agreement, dated April 23, 2015, by and among Ener-Core, Inc., Ener-Core Power, Inc. and Empery Tax Efficient, LP, effective as of November 23, 2016
10.6	Form of First Amendment to Securities Purchase Agreement, dated September 1, 2016, by and among Ener-Core, Inc. and certain investors set forth therein, effective as of November 23, 2016
99.1	Press Release dated November 25, 2016

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